EATON VANCE MUNICIPAL INCOME TRUST
Supplement to Prospectus dated March 25, 2014 and Prospectus Supplement dated March 25, 2014

The following replaces any references, contained either in the Prospectus or the Prospectus Supplement, with respect to the Trust’s: (i) last reported sale price; (ii) net asset value (“NAV”) per Common Share; (iii) percentage discount to NAV per Common Share; (iv) number of Common Shares outstanding; and (v) net assets.

On October 13, 2014 the last reported sale price, NAV per Common Share and percentage discount to NAV per Common Share, were $12.86, $12.93 and 0.54%, respectively.  As of October 11, 2014, we had 23,699,965 Common Shares outstanding and net assets of approximately $306,546,142.

The following replaces the last sentence in the first paragraph under “Use of Proceeds” in the Prospectus Supplement:

Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $12.93 per share for our Common Shares on the NYSE as of October 13, 2014, we estimate that the net proceeds of this offering will be approximately $14,525,178 after deducting the estimated sales load and the estimated offering expenses payable by the Trust.

October 14, 2014